Exhibit 10.11

                                 COMWORXX, INC.


                        THIS WARRANT IS NON-TRANSFERABLE.

              THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE
              OF THIS WARRANT ARE TRANSFERABLE ONLY IN ACCORDANCE
               WITH AND SUBJECT TO THE PROVISIONS OF THAT CERTAIN
                   AMENDED AND RESTATED SHAREHOLDER AGREEMENT
             BETWEEN COMROAD AG AND INTELLIWORXX, INC., DATED AS OF
                 THE DATE HEREOF, AS AMENDED FROM TIME TO TIME.

            Void after 5:00 P.M., New York Time, on December 31, 2001

                               Warrant to Purchase
                                1,000,000 Shares
                                 of Common Stock


                        WARRANT TO PURCHASE COMMON STOCK

This is to Certify That, FOR CONSIDERATION OF $100 AND OTHER VALUABLE CONSIDERATION, Intelliworxx, Inc., a Florida corporation having an office at 1819 Main Street, Suite 1101, Sarasota, FL 34236 (the "Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Comworxx, Inc., a Florida corporation having an office at 1819 Main Street, Suite 1101 Sarasota, FL 34236 (the "Company"), 1,000,000 shares (the "Warrant Shares") of the Company's Common Stock, no par value ("Common Stock") at a price of $1.00 per share at any time on or after January 16, 2001 until 5:00 P.M. New York Time, on December 31, 2001. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

A. EXERCISE OF WARRANT. Subject to the following conditions precedent and the provisions of Section H hereof, this Warrant may be exercised in whole only at any time or from time to time on or after January 16, 2001, and before 5:00 P.M. New York Time on December 31, 2001, or, if either such day is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company at any office maintained by it in Sarasota, Florida, or at the office of its Warrant Agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of US$1,000,000.00 in immediately available funds (the "Purchase Price"). This Warrant may be exercised in whole only. Upon receipt by the Company of this

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     Warrant at its office, or by the Warrant Agent of the Company at its office, in proper form for exercise, and upon receipt by the Company of the Purchase Price, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that a certificate representing such Warrant Shares shall not then be actually delivered to the Holder.

B. RESERVATION OF SHARES. The Company hereby agrees that at all times prior to the expiration of this Warrant by exercise or by its terms, there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Warrant.

C. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon exercise hereof, the Company shall issue to the Holder the next whole share.

D. REPLACEMENT OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in a form reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor and date; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

E. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company with respect to the Warrant Shares, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

F. STOCK DIVIDENDS, RECLASSIFICATION, REORGANIZATION, ANTI-DILUTION PROVISIONS, ETC. This Warrant is subject to the following further provisions:

     1. In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall issue any shares of its Common Stock as a stock dividend or subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such cases, the Exercise Price per share of the Warrant Shares purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately reduced and the number of Warrant Shares at that time purchasable pursuant to this Warrant shall be proportionately increased; and conversely, in the event the Company shall contract the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such case, the Exercise Price per share of the Warrant Shares purchasable pursuant to this

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          Warrant in effect at the time of such action shall be proportionately increased and the number of Warrant Shares at that time purchasable pursuant to this Warrant shall be proportionately decreased. Any dividend paid or distributed upon the Common Stock in stock of any other class of securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon the conversion thereof.

     2. In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall be recapitalized by reclassifying its outstanding Common Stock, no par value, into stock with a different par value or by changing its outstanding Common Stock with par value to stock without par, the Company or a successor corporation shall be consolidated or merge with or convey all or substantially all of its or of any successor corporation's property and assets to any other corporation or corporations (any such corporation being included within the meaning of the term successor corporation in the event of any consolidation or merger of any such corporation with, or the sale of all or substantially all of the property of any such corporation to, another corporation or corporations), in exchange for stock or securities of a successor corporation, the Holder of this Warrant shall thereafter have the right to purchase upon the terms and conditions and during the time specified in this Warrant, in lieu of the Warrant Shares theretofore purchasable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities receivable upon such recapitalization or consolidation, merger or conveyance by a holder of the number of shares of Common Stock which the Holder might have purchased immediately prior to such recapitalization or consolidation, merger or conveyance.

     3. Upon the occurrence of each event requiring an adjustment of the Exercise Price and of the number of Warrant Shares purchasable at such adjusted Exercise Price by reason of such event in accordance with the provisions of this Section F, the Company shall compute the adjusted Exercise Price and the adjusted number of Warrant Shares purchasable at such adjusted Exercise Price by reason of such event in accordance with the provisions of this Section F and shall prepare a certificate setting forth such adjusted Exercise Price and the adjusted number of Warrant Shares and showing in detail the facts upon which such conclusions are based. The Company shall mail forthwith to the Holder a copy of such certificate, and thereafter said certificate shall be conclusive and shall be binding upon the Holder unless contested by the Holder by written notice to the Company within thirty (30) days after receipt of the certificate.

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     4.   In case:

          (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or any other distribution in respect of the Common Stock (including cash), pursuant to without limitation, any spin-off, split-off or distribution of the Company's assets; or

          (b) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights; or

          (c) of any classification, reclassification or other reorganization of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, or conveyance of all or substantially all of the assets of the Company; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

          then, and in any such case, the Company shall mail to the Holder, at least ten (10) days prior thereto, a notice stating the date or expected date on which a record is to be taken for the purpose of such dividend or distribution of rights, or the date on which such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up is to take place, as the case may be. Such notice shall also specify the date or expected date, if any is to be fixed, as of which holders of Common Stock of record shall be entitled to participate in said dividend or distribution of rights, or shall be entitled to exchange their shares of Common stock for securities or other property deliverable upon such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up, as the case may be. The failure to give such notice shall not affect the validity of any such proceeding or transaction and shall not affect the right of the Holder to participate in said dividend, distribution of rights, or any such exchange and acquire the kind and amount of cash, securities or other property as the Holder would have been entitled to acquire if it was the record holder of the Warrant Shares which could be obtained upon the exercise of the Warrant immediately before such proceeding or transaction; provided that, the Holder exercises the Warrant within 10 days after discovery that such action or proceeding has taken place.

G. OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section, the Company shall forthwith file in the custody of its Secretary at its principal office and with the Warrant Agent, if any, an officer's certificate showing the adjusted Exercise Price determined as therein provided, setting forth in

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     reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, the consideration for such shares, determined as provided in Section F, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, mail a copy of such certificate to the Holder.

H. NON-TRANSFERABILITY; COMPLIANCE WITH THE SECURITIES ACT OF 1933. This Warrant is non-transferable. The Warrant Shares may be transferred only in accordance with and subject to that certain Amended and Restated Shareholder Agreement between ComRoad AG and Intelliworxx, Inc., dated as of the date hereof, as amended from time to time. In addition and without limiting the foregoing transfer restriction, any security issued upon exercise of this Warrant may not be sold or otherwise disposed of except as follows:

     1. to a person who, in the opinion of counsel reasonably satisfactory to the Company, is a person to whom such security may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act of 1933, as amended (the "Act") with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section H with respect to any resale or other disposition of such security; or

     2. to any person upon delivery of a prospectus then meeting the requirements of the Act relating to such security and the offering thereof for such sale or disposition.

I.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to the Holder as follows:

     1. The Company is duly organized and, as of the date of the original issuance hereof, validly existing and in good standing under the laws of the State of Florida.

     2. The Company shall at all times, prior to the expiration of this Warrant by exercise or by its terms, reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuing Warrant Shares upon the exercise of this Warrant, such shares as may be issuable upon the exercise hereof.

     3. Warrant Shares, when issued and paid for in accordance with the terms of this Warrant, will be fully paid and not assessable.

     4. This Warrant has been duly authorized and approved by all required corporate actions by the Company and does not violate the certificate of incorporation or by-laws of the Company.

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J.   MISCELLANEOUS

     1. Mailing of Notices, etc. All notices and other communications from the Company to the Holder of this Warrant shall be given in person, by first-class certified or registered mail, postage prepaid, by air freight delivery, courier or by means of facsimile or other wire transmission (with request for assurance of receipt in a manner typical with respect to communications of that type) to the Holder's address set forth above or such other address as shall be furnished in writing by the Holder in accordance with this Section J1. All notices and other communications from the Holder of this Warrant or in connection herewith to the Company shall be given in any of the ways set forth above to the Company at its principal office set forth above. If the Company should at any time change the location of its principal office, it shall give prompt written notice to the Holder of this Warrant and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

     2. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

     3. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     4. Attorneys' Fees. In any litigation, arbitration or court proceeding between the Company and the Holder relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses incurred.

     5. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA.

     6. Accredited Investor. The Holder hereby, by the acceptance of this Warrant, represents and warrants that it is an "Accredited Investor," as such term is defined in Regulation D under the Securities Act of 1933, as amended.

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     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its duly authorized officer and attested by its Secretary or Assistant Secretary.


Dated:  January 16, 2001
                                            COMWORXX, INC.



                                            By:  /s/  Michael P. Jonas
                                               --------------------------------
                                                      Michael P. Jonas,
                                                      President

(Corporate Seal)

ATTEST:



/s/ Donald R. Mastropietro
-----------------------------
Secretary


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                                  PURCHASE FORM
                                 TO BE EXECUTED
                            UPON EXERCISE OF WARRANT




TO:      Comworxx, Inc.
         1819 Main Street, Suite 1101
         Sarasota, FL  34236


         The undersigned hereby exercises, according to the terms and conditions thereof, the right to purchase _____________ Shares of Common Stock, evidenced by the within Warrant Certificate, and herewith makes payment of the Purchase Price (as defined in the Warrant Certificate) in full.


         Dated:                     , 2001
               ---------------------

         INTELLIWORXX, INC.

         By:
            -------------------------------------
         Name:
         Title:


         SIMULTANEOUSLY WITH THE EXERCISE OF THIS WARRANT, PAYMENT OF THE PURCHASE PRICE SHALL BE MADE TO THE ORDER OF COMWORXX, INC.


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